OLD WESTBURY FUNDS, INC.

Old Westbury Large Cap Strategies Fund

(the “Fund”)

Supplement Dated January 15, 2016 to the

Prospectus dated April 2, 2015

This Supplement updates, and should be read in conjunction with, the information provided in the Fund’s Prospectus dated April 2, 2015.

The Fund’s investment adviser, Bessemer Investment Management LLC (the “Adviser”), has determined to employ a managed volatility equities strategy with respect to a portion of the Fund’s portfolio from time to time. In connection with this, effective immediately, Mr. Edward N. Aw is a portfolio manager of the portion of the Fund managed by the Adviser.

Accordingly, effective immediately:

•	The following paragraph is added after the second paragraph under the heading “Old Westbury Large Cap Strategies Fund – Principal Investment Strategies” beginning on page 5:

From time to time, the Fund may employ a managed volatility equities strategy as a temporary defensive measure. Under such strategy, the Adviser seeks to achieve a low volatility portfolio by using a proprietary quantitative process that measures equity securities’ attractiveness by considering and weighting multiple factors relating to the market valuation, corporate management competence and security-specific components of an issuer. Under the managed volatility equities strategy, the Fund may invest in U.S. and non-U.S. equity securities with a minimum market capitalization of $1.0 billion.

•	The following paragraphs are added at the end of the section entitled “Old Westbury Large Cap Strategies Fund – Principal Risks” beginning on page 6:

Quantitative Investment Strategy Risk – From time to time, a portion of the Fund may be managed using a proprietary quantitative process. There can be no assurance that this quantitative process will perform as anticipated or enable the Fund to achieve its investment objective.

Temporary Defensive Strategy Risk – When the Fund pursues a temporary defensive strategy inconsistent with its principal investment strategies, it may not achieve its investment objective.

The following paragraph is added after the fifth paragraph under the section entitled “Old Westbury Large Cap Strategies Fund – Management of the Fund” beginning on page 8:

Mr. Edward N. Aw, Managing Director and Head of Quantitative Strategies of the Adviser, has managed the Fund since January 15, 2016.

•	The following paragraphs are added at the end of the section entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS – Risks of Investing in the Funds” beginning on page 30:

Quantitative Investment Strategy Risk – Large Cap Strategies Fund from time to time may invest in securities using a proprietary quantitative process. The success of this strategy depends on the effectiveness of the process in screening securities for inclusion in the Fund’s portfolio. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a strategy that did not incorporate quantitative analysis.

Temporary Defensive Strategy Risk – In response to adverse market, economic, political or other conditions, Large Cap Strategies Fund may depart from its principal investment strategies by temporarily investing for defensive purposes. When a Fund invests defensively, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

•	The following paragraph is added after the third paragraph under the section entitled “WHO MANAGES THE FUNDS? – Portfolio Managers – Large Cap Strategies Fund” beginning on page 40:

Mr. Edward N. Aw, Managing Director and Head of Quantitative Strategies of the Adviser, has managed the Fund since January 15, 2016. Mr. Aw joined the Adviser in 2004. Prior to joining the Adviser, Mr. Aw was a quantitative analyst for five years at Deutsche Investment Management Americas. Previously, Mr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Mr. Aw earned a BA from the State University of New York at Stony Brook and an MBA from the Frank G. Zarb School of Business at Hofstra University.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE